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                                                                   EXHIBIT 10.38

                      SECOND AMENDMENT TO PROMISSORY NOTE

        This Amendment (the "Amendment") to the Promissory Note (the "Note") dated October 20, 1993, payable to Aastrom Biosciences, Inc., a Michigan corporation (the "Company"), executed by Stephen G. Emerson ("Maker"), is dated as of June 30, 1997.

        WHEREAS, Section 3 of the Note provides that all principal but unpaid interest is due and payable on the third anniversary of the date of the note (i.e. October 20, 1996).

        WHEREAS, the Company previously extended the due date of the Note until June 30, 1997.

        NOW, THEREFORE, the Company hereby amends the Note as follows:


        1. Section 3 of the Note is hereby amended to read in its entirety as follows:

        "The principal and all unpaid accrued interest owing on this Note shall mature and be fully due and payable on June 30, 1998. Maker may prepay any or all of the principal and interest owing on this Note at any time without penalty or premium."

        2. Section 6 of the Note is hereby amended to read in its entirety as follows:

        "Payments owing on this note shall be payable (i) in lawful money of the United States of America or, (ii) at the option of the Maker, by Maker's surrender of common stock of the Company owned by Maker, with said common stock being valued at the public trading price for the Company's common stock on the date the stock is surrendered as represented by the closing market price of the Company common stock on the day preceding the election of such option."

        3. All other provisions of the Note shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of the date set forth above.


                                            AASTROM BIOSCIENCES, INC.


                                            By: /s/ R. Douglas Armstrong, Ph D.
                                                -------------------------------
                                                R. Douglas Armstrong, Ph D.
                                                President and CEO